UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23930

Franklin Lexington Private Markets Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Franklin Lexington Private Markets Fund
Semi-Annual Report | September 30, 2025

Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation.

In pursuing its investment objective, the Fund invests in a portfolio of private equity and other private assets.
What’s Inside

www.flexpe.com
Franklin Lexington Private Markets Fund 2026 Semi-Annual Report

Management discussion of fund performance
Dear Shareholder,
We are pleased to provide the semi-annual report of Franklin Lexington Private Markets Fund (the “Fund”) for the reporting period ending September 30, 2025, highlighting a diversified high-quality portfolio of private equity investments acquired through secondary transactions and co-investments alongside leading sponsors. As of September 30, 2025, we are proud to share that:
•
 The constructed portfolio consists of 168 interests with exposure to over 1,400 companies, totaling $1.64† billion of net asset value (“NAV”) which has been compiled across 49 transactions, including 27 transactions during the reporting period;
•
 Partnership transactions account for 63% of the Fund’s investment portfolio while general partner (“GP”)-led transactions account for 28% and co-investments comprise the remaining 9%;
•
 The Fund is diversified across investment styles with 80% in buyout, 10% in venture, and 10% in growth capital and geographies with 63% in North America, 31% in U.K./
Europe, 4% in Asia-Pacific, and 2% in Latin America; and
•
 Based on NAV plus unfunded commitments, Lexington Advisors LLC’s (“Lexington”) private asset portfolio is 100% of total investment exposure in the Fund. The Fund’s portfolio is 77% private assets and 23% liquid assets.
Investment Philosophy
Our mission for the Fund is to build a comprehensive, diversified private equity portfolio through disciplined capital deployment under three strategies: secondary private equity investments, co-investment in new private equity transactions, and select commitments to new private equity funds with a goal of providing consistent performance through market cycles. For over three decades, Lexington has been a private equity investment firm focused on long-term capital appreciation. We aim to provide comparable high-quality exposure through the Fund as we have with our traditional drawdown funds. The Fund offers access to an asset class that until recently was primarily only available to institutional investors. Investors have the opportunity to benefit from Lexington’s global deal flow of private equity secondary transactions and co-investments.
Performance
For the six months ended September 30, 2025, the Fund delivered a total return of 8.88%1 (Class I shares) and has delivered a cumulative total return of 18.16%1 (Class I shares) since inception. The Fund’s performance is driven by a combination of purchase discount and asset appreciation. While the initial performance of the Fund was largely driven by discount, asset appreciation now comprises nearly half of the return attribution from inception to date. Over time, we expect that purchase discount will represent approximately 20-35% of the Fund’s gross portfolio gain with the remaining 65-80% attributable to asset appreciation, which resembles what we have achieved in our global secondary funds. Lexington adheres to a rigorous and disciplined investment process focused on identifying and acquiring high-quality assets that are poised for future growth. By acquiring high-quality assets, we believe the diversified portfolio is constructed to weather market volatility and
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Franklin Lexington Private Markets Fund Semi-Annual Report
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provide our investors with strong, long-term, risk-adjusted return potential.
Market Opportunity2
The first half of 2025 unfolded against a complex and volatile macroeconomic backdrop shaped by shifting trade dynamics, ongoing geopolitical tensions, and persistent inflation. Within private equity, a rebound in M&A and IPO activity failed to materialize, distributions remained below historical averages, and fundraising continued to challenge many sponsors. Against this uncertain and illiquid environment, the secondary market served as a vital release valve, offering both limited partners and sponsors creative avenues to generate liquidity and reallocate capital.
As a result, secondary transaction volume surpassed $100 billion in the first half of the year—a record six-month total and a 50% year-over-year increase. This unprecedented deal flow was met with rising levels of dedicated secondary capital, bolstered in part by inflows from evergreen retail vehicles. Nonetheless, capital demand continues to far outpace supply, creating a favorable dynamic for buyers. As both limited partners (“LPs”) and sponsors increasingly have relied on the secondary market as one of the few dependable sources of liquidity, it is our view that full-year 2025 secondary activity is positioned to set a new watermark, with the potential to surpass $200 billion.
In the first half of 2025, LP-led partnership transactions accounted for roughly 55% of total secondary activity, as investors increasingly turned to the secondary market as a proactive portfolio management tool. Despite a brief softening in pricing after Liberation Day (April 2, 2025)—due to increased uncertainty—secondary market pricing quickly rebounded to pre-Liberation Day, with high-quality buyout portfolios often trading at single-digit discounts. We believe that demand was bolstered by co-investment capital and increased participation from evergreen vehicles, which played a growing role in absorbing LP deal flow.3
GP-led deal flow, comprising about 45% of total activity, remained strong, reflecting the broad adoption of continuation vehicle (“CV”) deals as a flexible liquidity solution. Single-asset CVs (“SACVs”) made up approximately 40% of the GP-led volume, highlighting their status as the fastest-growing segment of the secondary market. With pressure to deliver distributions to paid-in capital building, we expect GPs to lean even more heavily on SACVs in the remainder of the year.
The press has given considerable attention to recent university endowment selling, particularly Yale University’s and Harvard University’s decisions to sell a large private equity portfolio, which appears to be attributed to active portfolio management. It is our view that sophisticated endowments like Yale’s and Harvard’s have typically constructed high-quality portfolios managed by attractive GPs. While political pressure may have influenced the timing of the sale, it appears to us that Yale and Harvard are strategically accessing the secondary market during a period of favorable pricing for sellers to address portfolio rebalancing and liquidity objectives. These transactions highlight the depth and maturity of today’s secondary market, which we believe can now absorb large, complex transactions with regularity and is viewed by sophisticated investors as an attractive way to actively manage their private equity portfolios.
Lexington has consistently pursued a disciplined and flexible investment strategy and has maintained a defensive portfolio construction philosophy, which we believe has served us well. We believe the traditional exit routes for sponsors and LPs may continue to be constrained. As a highly-experienced and well-capitalized liquidity provider to these markets,
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Franklin Lexington Private Markets Fund Semi-Annual Report

we believe that we are well positioned to take advantage of opportunities on both the LP and GP-led side of our strategy.
In addition, we believe the current co-investment environment is particularly attractive due to the continued demand for co-investor equity. It is our view that capital constraints and over allocations to private equity have driven many LPs to curtail deploying capital to new co-investments. We think that the challenging fundraising environment and high cost of debt have also resulted in GPs seeking third-party equity to complete transactions. Despite some market uncertainty, we believe conditions remain attractive for experienced and disciplined co-investors.
We are optimistic that we can continue to raise and deploy capital into compelling investment opportunities. Lexington is monitoring its largest ever pipeline of deal flow and remains disciplined in our deployment.
We believe our investment processes, informational advantage, and focus on long-term growth will deliver capital appreciation for investors. We are committed to providing you and your financial advisor with market-leading client service. For immediate access to the Fund’s monthly fact sheet, fund documents, and investment information please visit our website, www.flexpe.com.
As we look ahead to the remainder of 2025, we thank you for your continued partnership and support of the Fund.
www.flexpe.com
Franklin Lexington Private Markets Fund Semi-Annual Report
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Wilson Warren	Taylor T. Robinson	Clark Peterson
Partner and President	Partner	Partner

Omar Jabri	Peter Grape	Jane Trust, CFA
Managing Director	Managing Director	President and Chief Executive Officer

†
Values may differ from those which are reported in the consolidated financial statements due to reporting received from underlying fund managers subsequent to September 30, 2025, which were recorded for U.S. GAAP financial reporting purposes.
1
Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at March 31, 2025, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Consolidated Financial Highlights and differ from those reported here.
2
Source: Lexington estimates derived from proprietary market study of global secondary transactions completed each year.
3
PJT Partners - 1H 2025 Secondary Market Insight (July 2025).
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Franklin Lexington Private Markets Fund Semi-Annual Report

Performance review

Performance Snapshot as of September 30, 2025 (unaudited)
(excluding sales charges)	6 months
Franklin Lexington Private Markets Fund:
Class I	8.88%[1]
Class D	8.82%[1]
Class S	8.43%[1]
Class M	8.63%[1]
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the upfront placement fees or brokerage commissions charged by certain financial intermediaries that may apply or the deduction of taxes that a shareholder would pay on Fund distributions.
Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Total Annual Operating Expenses (unaudited)
As of the Fund’s current prospectus dated August 1, 2025, the gross total annual fund operating expense ratios were as follows:
	Class I	Class D	Class S	Class M
Total annual operating expenses before expenses reimbursed	4.79%	4.91%	5.64%	5.18%
Total annual operating expenses after reimbursing expenses	4.76%	4.88%	5.61%	5.15%
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, Franklin Templeton Fund Adviser, LLC (the “Manager” or “FTFA”) has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per
1
Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at September 30, 2025, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Consolidated Financial Highlights and differ from those reported here.
Franklin Lexington Private Markets Fund
|5

Performance review (cont’d)
annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of shares. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund. With respect to each class of shares, the Fund agrees to repay the manager any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the manager, whichever is lower. The manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the manager earned the fee or incurred the expense. These expense limitation arrangements cannot be terminated prior to December 31, 2027, without the Board of Trustees’ consent.
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.
The Fund’s investments are highly concentrated in private assets (including but not limited to buyout, growth, venture, credit, mezzanine, infrastructure, energy and other real assets (i.e., assets that have physical properties, such as natural resources, infrastructure and commodities), and therefore will be subject to the risks typically associated with private company investments. The Fund may invest in private companies where less information may be available since private companies are not generally subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may invest in fixed income securities which involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate,
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Franklin Lexington Private Markets Fund

sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Franklin Lexington Private Markets Fund
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Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

80%
70%
60%
50%
40%
30%
20%
10%
0%
As of September 30, 2025
As of March 31, 2025
67.0
51.8
10.3
1.7
9.9
13.7
7.1
5.2
5.7
12.0
0.0‡
0.0
0.0‡
0.0
0.0
15.6
Secondary investments
Money market funds
Investments in Exchange-Traded Funds
Co-Investments
Time deposits
Convertible bonds & notes
Common stocks
U.S. Treasury bills

†
The bar graph above represents the composition of the Fund’s investments as of September 30, 2025, and March 31, 2025, and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Consolidated schedule of investments (unaudited)
September 30, 2025
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Investments—88.3%
Secondary Investments — 70.4%(a)
North America — 43.0%
Accel VI, L.P.	6/30/25	$297,320 *
Accel VI-S, L.P.	6/30/25	199,402 *
Advent Global Technology III-A SCSp	7/15/25	— *,(b)
Advent International GPE IX Ltd. Partnership	6/30/25	12,616,338 *
Advent International GPE XI-C SCSp	6/20/25	— *,(b)
AEA Investors Fund VII L.P.	1/1/25	34,391,127 *
AKKR Isosceles CV L.P.	6/17/25	9,853,776 *,(c)
Avenir Growth Partners II, L.P.	6/30/25	939,610 *
Avenir Growth Partners III, L.P.	6/30/25	1,372,628 *
Avenir Growth Partners IV, L.P.	6/30/25	3,784,013 *
Avenir Growth Partners V, L.P.	6/30/25	863,304 *
BAH Forefront, L.P.	1/28/25	59,931,546 *
Bain Capital Beacon Roll SPV XII, L.P.	3/27/25	1,016,191 *
Bain Capital Beacon Roll SPV XIII, L.P.	3/27/25	1,199,942 *
Bain Capital Fund XII, L.P.	12/31/24	44,538,577 *
Bain Capital Fund XIII, L.P.	12/31/24	33,116,498 *
Bain Capital Fund XIV, L.P.	1/17/25	(106,048) *,(b)
Bain Capital Venture Coinvestment Fund II, L.P.	6/30/25	1,895,146 *
Bain Capital Venture Coinvestment Fund, L.P.	6/30/25	1,391,035 *
Bain Capital Venture Fund 2005, L.P.	6/30/25	47,200 *
Bain Capital Venture Fund 2007, L.P.	6/30/25	734,957 *
Bain Capital Venture Fund 2009, L.P.	6/30/25	91,536 *
Bain Capital Venture Fund 2012, L.P.	6/30/25	3,628,345 *
Bain Capital Venture Fund 2014, L.P.	6/30/25	1,476,024 *
Bain Capital Venture Fund 2016, L.P.	6/30/25	6,641,924 *
Bain Capital Venture Fund 2019, L.P.	6/30/25	2,609,680 *
Bain Capital Venture Fund 2021, L.P.	6/30/25	1,153,074 *
Bain Capital VII Coinvestment Fund, L.P.	6/30/25	54,039 *
Brookfield Capital Partners IV (CR) L.P.	9/30/25	2,722,709 *
Catalyst Investors V L.P.	12/31/24	9,386,884 *
Catterton Partners VII Special Purpose L.P.	12/31/24	5,584,259 *
CF24XB SCSp	3/17/25	16,558,009 *
See Notes to Consolidated Financial Statements.
2|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Charles River Partnership XIII, L.P.	9/30/25	$309,447 *
Charles River Partnership XIV, L.P.	9/30/25	67,261 *
Charles River Partnership XV, L.P.	9/30/25	2,243,875 *
Charles River Partnership XVI, L.P.	9/30/25	11,602,384 *
Charlesbank Equity Fund VIII, Limited Partnership	6/30/25	10,117,418 *
CRV Select Fund I, L.P.	9/30/25	496,151 *
CRV Select Fund II, L.P.	9/30/25	416,525 *
CRV XIX, L.P.	9/30/25	1,000,286 *
CRV XVII, L.P.	9/30/25	3,115,689 *
CRV XVIII, L.P.	9/30/25	1,133,636 *
FS Equity Partners CV1, L.P.	4/3/25	36,925,029 *
FS Equity Partners IX, L.P.	5/16/25	38,322 *
GA Continuity Fund II, L.P.	3/7/25	26,444,674 *
GI Zeus Holdings LP	8/12/25	5,793,725 *
Green Equity Investors CF IV-C, L.P.	3/31/25	4,874,781 *
Green Equity Investors Side VII, L.P.	9/30/25	7,045,571 *
Gryphon VI-A Top-Up Co-Investment Partners, L.P.	3/31/25	8,574,870 *
GTCR Capital Solutions Feeder B L.P.	6/30/25	(27,226) *,(b)
GTCR Fund XIII L.P.	6/30/25	8,445,062 *
Hellman & Friedman Capital Partners IX (Parallel), L.P.	9/30/25	12,707,856 *
Hildred Capital ACP-A, LP	8/12/25	— *,(b)
Hildred Capital Co-Invest-REBA, LP	9/8/25	5,781,572 *,(c)
Insight Partners XII, L.P.	6/30/25	6,871,038 *,(c)
Maverix Growth Equity Fund I, LP	9/30/25	5,437,132 *
Mayfield Select II, L.P.	6/30/25	592,951 *
Mayfield Select III, L.P.	6/30/25	195,508 *
Mayfield Select, L.P.	6/30/25	154,541 *
Mayfield XIII, L.P.	6/30/25	— *,(b)
Mayfield XIV, L.P.	6/30/25	2,216,297 *
Mayfield XV, L.P.	6/30/25	3,695,867 *
Mayfield XVI, L.P.	6/30/25	2,609,689 *
Mayfield XVII, L.P.	6/30/25	328,062 *
Meritech Capital Partners IV L.P.	6/30/25	24,073 *
Meritech Capital Partners V L.P.	6/30/25	1,740,286 *
Meritech Capital Partners V Sidecar L.P.	6/30/25	263,443 *
Meritech Capital Partners VI L.P.	6/30/25	2,739,394 *
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Consolidated schedule of investments (unaudited) (cont’d)
September 30, 2025
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Meritech Capital Partners VII, L.P.	6/30/25	$2,863,134 *
Meritech Capital Partners VIII L.P.	6/30/25	723,874 *
Meritech Capital Sidecar III L.P.	6/30/25	46,072 *,(c)
Meritech Franchise Fund, L.P.	6/30/25	1,193,943 *
New Mountain SRC Continuation Fund, L.P.	4/7/25	16,070,473 *
Offshore Crosslink Ventures VI Unit Trust	2/28/25	686,335 *
Performance Direct Investments V, L.P.	4/24/25	983,920 *
Performance Venture Capital Reinvestment Fund, L.P.	3/11/25	13,317,174 *
Performance Venture Capital VI, L.P.	4/28/25	653,563 *
Point 406 Ventures 2016 Opportunities Fund, L.P.	6/30/25	476,049 *
Point 406 Ventures I, L.P.	6/30/25	296,213 *
Point 406 Ventures II, L.P.	6/30/25	1,935,964 *
Point 406 Ventures III, L.P.	6/30/25	3,306,332 *
Point 406 Ventures IV, L.P.	6/30/25	1,341,640 *
Point 406 Ventures Opportunities Fund II, L.P.	6/30/25	500,940 *
Point 406 Ventures Opportunities Fund III, L.P.	6/30/25	69,637 *,(c)
Point 406 Ventures V, L.P.	6/30/25	95,569 *
Polaris Growth Fund I, L.P.	6/30/25	1,563,551 *
Polaris Growth Fund II, L.P.	6/30/25	736,247 *
Polaris Partners IX, L.P.	6/30/25	1,194,084 *
Polaris Partners VII, L.P.	6/30/25	2,727,656 *
Polaris Partners VIII, L.P.	6/30/25	2,528,093 *
Polaris Venture Partners V, L.P.	6/30/25	480,172 *
Polaris Venture Partners VI, L.P.	6/30/25	1,266,777 *
RB Equity Fund III-A, L.P.	7/3/25	4,604,048 *,(c)
Roark Capital Partners VI (T) L.P.	6/30/25	20,525,131 *
Roark Capital Partners VII (TE) L.P.	6/30/25	— *,(b)
Sageview Capital Partners II (Offshore), L.P.	1/1/25	10,872,209 *
Sageview III (B), L.P.	1/1/25	8,495,832 *
Spark Capital Growth Fund IV, L.P.	6/30/25	1,198,354 *
Spark Capital Growth Fund V, L.P.	6/30/25	479,210 *
Spark Capital VII, L.P.	6/30/25	478,901 *
Spark Capital VIII, L.P.	6/30/25	147,315 *
See Notes to Consolidated Financial Statements.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Sycamore Partners III, L.P.	7/1/25	$20,758,969 *
TA XIV-A L.P.	6/30/25	13,938,891 *
The Resolute Fund V, L.P.	12/31/24	62,188,682 *
TPG Atlas Partners, L.P.	6/23/25	— *,(b)
Trinity Ventures 2024, L.P.	12/20/24	23,078,806 *
Versant Venture Capital II, L.P.	6/30/25	56,464 *
Vista Equity Partners Hubble, L.P.	2/13/25	58,255,439 *
Wind Point Partners VIII-B, L.P.	12/31/24	11,992,074 *
Total North America		724,091,971
UK/Europe — 22.5%
Advent International GPE VIII-A Ltd. Partnership	9/30/25	7,255,968 *
Apse Capital II, L.P.	12/24/24	30,219,116 *
Bain Capital Europe Fund V, SCSp	12/31/24	44,577,625 *
Bain Capital Europe Fund VI, SCSp	12/31/24	7,099,626 *
eEquity IV AB	12/31/24	3,603,052 *
Hg Saturn 2 A L.P.	1/1/25	28,056,309 *
Hg Saturn 3 A L.P.	1/1/25	14,145,462 *
Inflexion Continuation Fund I (No. 1) Limited Partnership	5/13/25	15,917,470 *
Investcorp Technology Partners IV-A L.P.	12/31/24	8,422,340 *
L Catterton Europe IV SLP	12/31/24	7,620,004 *
L Catterton Europe V SLP	1/31/25	8,013,530 *
Lakestar CF I L.P.	6/30/25	10,774,716 *,(c)
MCP Continuation Fund I Cooperatief U.A.	5/20/25	18,805,733 *
Njord SCSp	3/5/25	6,517,414 *
Norvestor SPV III SCSp	7/11/25	1,322,583 *,(b)
PAI Strategic Partnerships II SCSp	9/12/25	8,356,313 *,(c)
Portobello Capital Fondo V, FCR	8/12/25	— *,(b)
Portobello Serveo Continuation Vehicle SCA, SICAV-RAIF	4/24/25	2,142,693 *
Preservation Capital Partners Fund I LP	9/30/25	8,414,901 *
Preservation Capital Partners Fund II LP	9/30/25	9,070,525 *
PSC IV, L.P.	12/31/24	64,399,145 *
PSC V (B), SCSp	1/17/25	10,594,388 *
Rhone Offshore Partners V L.P.	4/4/25	4,484,842 *
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Consolidated schedule of investments (unaudited) (cont’d)
September 30, 2025
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Rhone Offshore Partners VI L.P.	4/4/25	$6,846,510 *
Rivean Capital SCA SiCAV-RAIF -- Rivean Capital Fund VII Feeder	12/23/24	2,176,705 *
Rivean Special Opportunity Fund II Cooperatief U.A.	12/23/24	21,731,831 *
S.L. 12 Sarl	12/31/24	4,974,242 *
VIP III Feeder L.P.	6/30/25	18,898,533 *
VVI I S.C.Sp.	3/21/25	4,586,836 *
Total UK/Europe		379,028,412
Asia-Pacific — 2.9%
C-Bridge Healthcare Fund V, L.P.	1/1/25	9,477,173 *
Mater Co-Invest L.P.	9/30/25	1,064,331 *
Turkish Private Equity Fund III L.P.	9/30/25	820,444 *
VIG Private Equity Fund IV-4	12/31/24	36,315,552 *
VIG Private Equity Fund V-4	2/28/25	1,236,064 *,(c)
Total Asia-Pacific		48,913,564
Latin America — 2.0%
Advent Latin American Private Equity Fund IV-G L.P.	9/30/25	336,152 *
Advent Latin American Private Equity Fund V-E L.P.	9/30/25	952,297 *
Advent Latin American Private Equity Fund VI-G Ltd. Partnership	9/30/25	5,216,478 *
Advent Latin American Private Equity Fund VII-B SCSp	9/30/25	3,350,806 *
L Catterton Latin America III L.P.	12/31/24	10,885,593 *
L Catterton Latin America IV, L.P.	2/28/25	228,685 *
LCLA3 Brazil Holdings L.P.	12/31/24	13,289,744 *
Total Latin America		34,259,755

Total Secondary Investments		1,186,293,702

Co-Investments — 7.5%(a)
North America — 6.8%
BC Partners Gaia Co-Investment LP	9/12/25	— *,(b)
Blackstone Boardwalk Co-Invest L.P.	2/10/25	8,156,877 *
Castle Creek Capital Partners VIII Co-Investment Fund C, L.P.	12/27/24	31,936,801 *
Cogentrix Co-Investment Fund-D, L.P.	1/17/25	33,117,135 *
CWC Fund I Co-Invest (MFA) L.P.	8/15/25	2,250,000 *,(c)
Grain Optimus Co-Invest-B, L.P.	4/11/25	— *,(b)
See Notes to Consolidated Financial Statements.
6|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
		Acquisition Date		Fair Value
Co-Investments — continued
Hometown Food Holdings, LLC		3/31/25		$2,450,379 *
KCF Co-Invest, LLC		2/5/25		3,752,272 *,(c)
KPCI Co-Invest 2, L.P.		9/30/25		9,285,714 *,(c)
NM Brilliance Aggregator, L.P.		5/8/25		6,391,799 *
Providence Equity Partners IX-C L.P.		7/31/25		10,000,000 *,(c)
T-X Ultra Co-Invest L.P.		6/17/25		1,875,000 *,(c)
VEPF VIII Co-Invest 6-A GP, L.P.		2/27/25		5,400,993 *
Total North America				114,616,970
UK/Europe — 0.7%
CapVest Strategic Opportunities 11 SCSp		8/29/25		— *,(b)
MDCP Co-Investors (Jade I), L.P.		4/29/25		5,800,402 *
Neptune Co-Invest Aggregator, SCSP		2/14/25		5,899,025 *
Total UK/Europe				11,699,427

Total Co-Investments				126,316,397
			Shares	Value
Investments in Exchange-Traded Funds —10.4%
Franklin Senior Loan ETF			7,282,269	174,920,101 (d)
	Rate	Maturity Date	Face Amount
Convertible Bonds & Notes —0.0%††,(e)
S.L. 12 Sarl	13.000%	11/27/26	$153,494	180,210 *
			Shares
Common Stocks —0.0%††,(e)
Alector Inc.			5,054	14,960 *
Snowflake Inc.			214	48,267 *
Total Common Stocks				63,227
Total Investments before Short-Term Investments				1,487,773,637
	Rate	Maturity Date	Face Amount
Short -Term Investments—16.8%
Time Deposits — 6.0%(e)
Bank of Montreal	4.070%	10/1/25	$45,000,000	45,000,000
National Bank of Canada	4.080%	10/1/25	57,000,000	57,000,000
Total Time Deposits				102,000,000
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|7

Consolidated schedule of investments (unaudited) (cont’d)
September 30, 2025
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Rate	Shares	Value
Money Market Funds — 10.8%(e)
Dreyfus Government Cash Management	4.057%	181,838,361	$181,838,361 (f)
Total Short-Term Investments			283,838,361
Total Investments — 105.1%			1,771,611,998
Liabilities in Excess of Other Assets — (5.1)%			(86,128,345)
Total Net Assets — 100.0%			$1,685,483,653

††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Investments have no redemption provisions, are issued in private placement transactions and are restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of September 30, 2025, was $1,312,610,099, or 77.9% of net assets. As of
September 30, 2025, the aggregate cost of each investment restricted to resale was $291,000, $199,000, —,
$9,115,033, —, $28,403,500, $9,922,695, $795,545, $1,278,369, $3,657,209, $1,203,579, $43,150,572,
$1,274,402, $1,234,440, $35,630,399, $31,867,970, —, $408,622, $336,633, $18,429, $208,862, $30,279,
$1,105,740, $420,348, $1,683,993, $827,445, $463,796, $36,641, $2,802,040, $7,088,670, $3,903,834,
$12,000,000, $318,223, $58,819, $2,391,877, $11,841,927, $7,703,504, $441,067, $247,622, $1,127,240,
$3,550,983, $1,237,569, $32,748,730, $183,338, $16,011,462, $4,153,678, $4,700,847, $4,114,431, $6,308,686,
—, $6,877,472, $10,995,146, —, $4,621,211, $6,253,680, $4,500,904, $240,806, $153,575, $61,430, —,
$860,020, $1,149,970, $1,019,738, $245,720, $168,369, $1,251,476, $45,816, $3,707,171, $4,054,380,
$1,664,753, $353,222, $1,587,965, $14,826,926, $1,076,872, $899,281, $8,437,549, $568,218, $175,076,
$92,145, $638,872, $1,033,153, $437,382, $184,290, $100,131, $58,973, $503,726, $565,647, $430,010,
$921,450, $946,022, $8,413, $144,452, $3,397,706, $18,105,721, —, $7,505,967, $6,154,335, $647,063,
$523,998, $268,244, $240,437, $19,426,548, $12,592,293, $55,718,092, —, $18,423,663, $59,710, $35,854,730,
$12,273,919, $5,698,939, $20,363,897, $35,039,849, $5,654,995, $2,627,084, $27,203,171, $12,542,529,
$13,989,519, $5,374,398, $6,820,857, $6,307,713, $11,563,104, $17,725,025, $3,933,720, —, $8,483,856, —,
$1,757,959, $6,997,886, $7,847,288, $47,368,348, $8,797,349, $2,840,784, $5,290,153, $2,021,181, $17,464,565,
$5,195,014, $16,338,640, $5,366,232, $6,490,637, $647,129, $304,124, $34,426,685, $1,302,289, $257,270,
$619,060, $3,539,026, $2,503,870, $6,882,422, $504,315, $12,366,859, —, $5,885,264, $15,239,182,
$20,079,657, $2,255,719, —, $2,450,297, $2,954,545, $9,285,714, $4,330,411, $10,000,000, $1,883,750,
$5,068,289, —, $5,493,400, $5,463,710, respectively, totaling $1,040,400,565.

(b)	Investment has been committed to but has not been funded (Note 1).
(c)	Investment is valued using significant unobservable inputs (Note 1).
(d)	Exchange-Traded Funds are affiliated with Franklin Resources, Inc. and more information about the Exchange- Traded Funds are available at www.franklintempleton.com (Note 9).
(e)	The total cost of Investments in Exchange-Traded Funds, Convertible Bonds & Notes, Common Stocks and Short- Term Investments as of September 30, 2025 was $460,307,122.
(f)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
ETF	—	Exchange-Traded Fund
See Notes to Consolidated Financial Statements.
8|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

 Franklin Lexington Private Markets Fund
At September 30, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	180,474,140	EUR	154,000,000	HSBC Securities Inc.	10/31/25	$(681,450)
USD	109,881,640	GBP	82,000,000	HSBC Securities Inc.	10/31/25	(419,594)
USD	3,508,511	SEK	33,000,000	HSBC Securities Inc.	10/31/25	(4,090)
Net unrealized depreciation on open forward foreign currency contracts						$(1,105,134)

Abbreviation(s) used in this table:
EUR	—	Euro
GBP	—	British Pound
SEK	—	Swedish Krona
USD	—	United States Dollar
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|9

Consolidated statement of assets and liabilities (unaudited)
September 30, 2025

Assets:
Unaffiliated investments, at value (Cost — $1,324,420,812)	$1,596,691,897
Affiliated investments, at value (Cost — $176,286,875)	174,920,101
Foreign currency, at value (Cost — $3,289,728)	3,290,016
Deferred loan financing costs (Note 5)	1,202,612
Interest receivable	410,393
Deferred offering costs (Note 1)	402,010
Receivable for securities sold	206,927
Miscellaneous assets	9,817,774
Prepaid expenses	327,886
Total Assets	1,787,269,616
Liabilities:
Due to custodian	49,466,912
Payable for securities purchased	38,295,672
Incentive fee payable (Note 2)	9,141,936
Service and/or distribution fees payable	1,847,760
Unrealized depreciation on forward foreign currency contracts	1,105,134
Deferred tax liability	516,337
Investment management fee payable	173,569
Trustees’ fees payable	1,240
Accrued expenses	1,237,403
Total Liabilities	101,785,963
Total Net Assets	$1,685,483,653
Net Assets:
Paid-in capital in excess of par value	$1,437,082,393
Total distributable earnings (loss), net of income taxes	248,401,260
Total Net Assets	$1,685,483,653
See Notes to Consolidated Financial Statements.
10|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

Net Assets:
Class I	$480,694,010
Class D	$59,848,950
Class S	$549,760,749
Class M	$595,179,944
Shares Outstanding:
Class I	15,829,103
Class D	1,973,552
Class S	18,228,342
Class M	19,666,669
Net Asset Value:
Class I	$30.37
Class D	$30.33
Class S	$30.16
Class M	$30.26
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|11

Consolidated statement of operations (unaudited)
For the Six Months Ended September 30, 2025

Investment Income:
Distributions from unaffiliated investments	$7,505,759
Dividends from affiliated investments	5,996,912
Interest	7,940,837
Less: Foreign taxes withheld	(1,062,398)
Total Investment Income	20,381,110
Expenses:
Investment management fee (Note 2)	9,372,151
Incentive fee (Note 2)	18,252,996
Service and/or distribution fees (Notes 2 and 6)	3,458,320
Legal fees	2,309,288
Offering costs (Note 1)	979,931
Fees recaptured by investment manager (Note 2)	748,700
Commitment fees (Note 5)	505,556
Investment interest expense	503,846
Transfer agent fees	383,758
Amortization of deferred financing costs	349,649
Fund accounting fees	291,443
Audit and tax fees	240,062
Trustees’ fees	154,345
Registration fees	41,530
Shareholder reports	29,304
Miscellaneous expenses	144,713
Total Expenses	37,765,592
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(9,766,784)
Net Expenses	27,998,808
Net Investment Loss	(7,617,698)
Realized and Unrealized Gain (Loss) on Investments, Capital Gain Distributions From Unaffiliated Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Unaffiliated investments	4,244,718
Capital gain distributions from unaffiliated investments	2,376,161
Forward foreign currency contracts	(7,894,910)
Foreign currency transactions	382,076
Net Realized Loss	(891,955)
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	164,313,926
Affiliated investments	(364,114)
Forward foreign currency contracts	(1,272,233)
Foreign currencies	415
Deferred tax expense (Note 10)	(516,337)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	162,161,657
Net Gain on Investments, Capital Gain Distributions From Unaffiliated Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	161,269,702
Increase in Net Assets From Operations	$153,652,004
See Notes to Consolidated Financial Statements.
12|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

Consolidated statements of changes in net assets

For the Period Ended September 30, 2025	2025	2025†
Operations:
Net investment loss	$(7,617,698)	$(6,842,522)
Net realized loss	(891,955)	(5,529,899)
Change in net unrealized appreciation (depreciation), net of income taxes	162,161,657	107,121,677
Increase in Net Assets From Operations	153,652,004	94,749,256
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	309,674,180	1,127,408,213
Increase in Net Assets From Fund Share Transactions	309,674,180	1,127,408,213
Increase in Net Assets	463,326,184	1,222,157,469
Net Assets:
Beginning of period	1,222,157,469	—
End of period	$1,685,483,653	$1,222,157,469

†	For the period December 20, 2024 (inception date) to March 31, 2025.
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|13

Consolidated statement of cash flows (unaudited)
For the Six Months Ended September 30, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$153,652,004
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(418,769,504)
Net purchases, sales and maturities of short-term investments	93,402,060
Net amortization of premium (accretion of discount)	(8,574,699)
Increase in receivable for securities sold	(206,927)
Increase in interest receivable	(180,192)
Increase in prepaid expenses	(260,762)
Decrease in receivable from investment manager	428,175
Decrease in deferred offering costs	764,031
Increase in miscellaneous assets	(9,260,722)
Decrease in payable for offering costs	(1,061,014)
Decrease in payable for organization costs	(873,500)
Decrease in deferred loan financing costs	531,397
Decrease in payable for securities purchased	(11,683,523)
Increase in investment management fee payable	173,569
Increase in incentive fee payable	4,576,233
Decrease in Trustees’ fees payable	(40,150)
Decrease in payable for loan financing costs	(1,735,591)
Increase in deferred tax liability	516,337
Increase in service and/or distribution fees payable	634,456
Decrease in accrued expenses	(1,854,762)
Net realized loss on investments	6,620,879
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(162,677,579)
Net Cash Used in Operating Activities*	(355,879,784)
Cash Flows from Financing Activities:
Increase in due to custodian	49,466,912
Proceeds from sale of shares	309,674,180
Net Cash Provided by Financing Activities	359,141,092
Net Increase in Cash and Restricted Cash	3,261,308
Cash and restricted cash at beginning of period	28,708
Cash and restricted cash at end of period	$3,290,016

*	Included in operating expenses is $152,897 paid for commitment fees on borrowings.
See Notes to Consolidated Financial Statements.
14|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the
Consolidated Statement of Cash Flows.
September 30, 2025
Cash	$3,290,016
Restricted cash	—
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$3,290,016
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|15

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class I Shares[1]	2025[2]	2025[3]
Net asset value, beginning of period	$27.49	$25.00
Income (loss) from operations:
Net investment loss	(0.08)	(0.15)
Net realized and unrealized gain	2.96	2.64
Total income from operations	2.88	2.49
Net asset value, end of period	$30.37	$27.49
Total return[4,5]	10.48%	9.96%
Net assets, end of period (millions)	$481	$344
Ratios to average net assets:
Gross expenses[6,7]	4.60%	4.16%
Net expenses[6,7,8,9]	3.30	2.37
Net investment income (loss)[6,7]	(0.58)	0.03
Portfolio turnover rate	0%	0%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended September 30, 2025 (unaudited).
[3]	For the period December 20, 2024 (inception date) to March 31, 2025.
[4]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[5]
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. If incentive fees had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.16%, 0.86% and 1.86%, respectively, for the period ended September 30, 2025 and 3.10%,
1.62%, and 0.78%, respectively, for the period ended March 31, 2025.

[8]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

[9]	Reflects fee waivers and/or expense reimbursements.
See Notes to Consolidated Financial Statements.
16|
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class D Shares[1]	2025[2]	2025[3]
Net asset value, beginning of period	$27.48	$25.00
Income (loss) from operations:
Net investment loss	(0.09)	(0.20)
Net realized and unrealized gain	2.94	2.68
Total income from operations	2.85	2.48
Net asset value, end of period	$30.33	$27.48
Total return[4,5]	10.37%	9.92%
Net assets, end of period (000s)	$59,849	$54,225
Ratios to average net assets:
Gross expenses[6,7]	4.80%	4.27%
Net expenses[6,7,8,9]	3.49	2.57
Net investment loss[6,7]	(0.66)	(0.17)
Portfolio turnover rate	0%	0%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended September 30, 2025 (unaudited).
[3]	For the period December 20, 2024 (inception date) to March 31, 2025.
[4]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[5]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. If incentive fees and related waivers had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.36%, 1.05% and 1.78%, respectively for the period ended
September 30, 2025 and 3.21%, 1.82%, and 0.58%, respectively, for the period ended March 31, 2025.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
|17

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class S Shares[1]	2025[2]	2025[3]
Net asset value, beginning of period	$27.42	$25.00
Income (loss) from operations:
Net investment loss	(0.20)	(0.20)
Net realized and unrealized gain	2.94	2.62
Total income from operations	2.74	2.42
Net asset value, end of period	$30.16	$27.42
Total return[4,5]	9.99%	9.68%
Net assets, end of period (millions)	$550	$398
Ratios to average net assets:
Gross expenses[6,7]	5.47%	4.99%
Net expenses[6,7,8,9]	4.17	3.21
Net investment loss[6,7]	(1.45)	(0.76)
Portfolio turnover rate	0%	0%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended September 30, 2025 (unaudited).
[3]	For the period December 20, 2024 (inception date) to March 31, 2025.
[4]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[5]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. If incentive fees and related waivers had been excluded, the gross expense ratio, net expense ratio, and net investment income (loss) ratio would have been 3.03%, 1.73% and 0.99%, respectively for the period ended
September 30, 2025 and 3.94%, 2.47%, and (0.02)%, respectively, for the period ended March 31, 2025.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class M Shares[1]	2025[2]	2025[3]
Net asset value, beginning of period	$27.46	$25.00
Income (loss) from operations:
Net investment loss	(0.15)	(0.23)
Net realized and unrealized gain	2.95	2.69
Total income from operations	2.80	2.46
Net asset value, end of period	$30.26	$27.46
Total return[4,5]	10.20%	9.84%
Net assets, end of period (millions)	$595	$426
Ratios to average net assets:
Gross expenses[6,7]	5.05%	4.55%
Net expenses[6,7,8,9]	3.74	2.84
Net investment loss[6,7]	(1.03)	(0.48)
Portfolio turnover rate	0%	0%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended September 30, 2025 (unaudited).
[3]	For the period December 20, 2024 (inception date) to March 31, 2025.
[4]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[5]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. If incentive fees and related waivers had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.61%, 1.30% and 1.41%, respectively for the period ended
September 30, 2025 and 3.49%, 2.10%, and 0.26%, respectively, for the period ended March 31, 2025.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
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Notes to consolidated financial statements (unaudited)
1. Organization and significant accounting policies
Franklin Lexington Private Markets Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 20, 2024.
The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund has the flexibility to invest in Private Assets across asset types, including but not limited to buyout, growth, venture, credit, mezzanine, infrastructure, energy and other real assets (i.e., assets that have physical properties, such as natural resources, infrastructure and commodities), subject to compliance with its investment strategies and restrictions and applicable law, including the 1940 Act. The Fund may gain access to Private Assets through a number of different approaches, including: (i) by acquiring interests in Secondary Funds, which are investment vehicles, the interests in which are acquired by the Fund through purchases from existing investors; (ii) by acquiring interests in Primary Funds, which are investments vehicles (other than Secondary Funds) acquired by the Fund through commitments to the issuer (collectively with Secondary Funds, the “Portfolio Funds”); and (iii) by making Co-Investments, which are investments primarily alongside transaction sponsors in the same class of equity or debt securities or other instruments as such transaction sponsors. The Fund also intends to invest a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investments companies, including money market funds and exchange-traded funds (“Liquid Assets”).
The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies or for the purpose of facilitating its use of permitted borrowings. Unless otherwise noted, this Schedule of Investments is the Consolidated Schedule of Investments of the Fund and its wholly-owned Subsidiaries. All intercompany accounts and transactions have been eliminated in the consolidation for the Fund.
As of September 30, 2025, the Fund’s wholly-owned subsidiaries are: FLEX Splitter LP, FLEX Delaware LLC, FLEX Cayman LP, FLEX Cayman GP LLC, FLEX Subsidiary LLC, and FLEX Intermediary LLC. FLEX Splitter LP invests primarily in Portfolio Funds and Co-Investments through capital contributed by its partners FLEX Delaware LLC (“Onshore Sub”), FLEX Cayman LP (“Offshore Sub”) and, indirectly, the Fund. FLEX Cayman GP LLC, FLEX Subsidiary LLC and FLEX Intermediary LLC are treated as disregarded entities of the Fund for tax purposes. As of September 30, 2025, 1.43% and 3.23% of the Fund’s total market value of investments are directly or indirectly held by Onshore Sub and Offshore Sub, respectively.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation.  The Fund calculates its net asset value on a monthly basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), the Manager has been designated as the valuation designee and is responsible for the oversight of the monthly valuation process. The Board has designated the Manager to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Fund’s Manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s Manager and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In its fair valuation process of Portfolio Funds and Co-Investments, the Valuation Committee may consult with the Fund’s sub-adviser, Lexington Advisors LLC (“Lexington”), to seek any unique insights Lexington may have regarding the value of the Fund’s Private Assets. However, Lexington will not determine the fair values assigned to the Fund’s assets. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made, and that the Valuation Committee believes to be reliable.
Private Assets
The fair values of the Fund’s investments in Portfolio Funds and certain Co-Investments are generally determined monthly using the net asset value (“NAV”) as a practical expedient in accordance with FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). Portfolio Funds are generally valued based on the latest NAV reported by a Portfolio Fund manager or general partner. Similarly, many Co-Investments are generally valued based on the
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Notes to consolidated financial statements (unaudited) (cont’d)
valuation information provided by the lead or sponsoring private investor. When determining the fair values of Portfolio Funds, the Fund also considers public index returns which may be relevant to individual Portfolio Funds for purposes of considering any adjustments to the fair value of each Portfolio Fund. In addition, the Fund also assesses any public company exposure held by Portfolio Funds, including any material events or price movement, for purposes of determining fair value at the measurement date. The valuation of Portfolio Funds may be based on imperfect information and is subject to inherent uncertainties.
To the extent the Valuation Committee is either unable to utilize the practical expedient under ASC 820, or where the Valuation Committee determines that use of the practical expedient is not appropriate as it will not result in a price that represents the fair value of an investment, the Valuation Committee will make a fair value determination.
Liquid Assets
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Investments valued at NAV	Total
Long-Term Investments†:
Investments in Exchange-Traded Funds	$174,920,101	—	—	—	$174,920,101
Convertible Bonds & Notes	—	—	$180,210	—	180,210
Common Stocks	63,227	—	—	—	63,227
Other Investments:
Secondary Investments	—	—	47,593,236	$1,138,700,466	1,186,293,702
Co-Investments	—	—	27,162,986	99,153,411	126,316,397
Total Long-Term Investments	174,983,328	—	74,936,432	1,237,853,877	1,487,773,637
Short-Term Investments†:
Time Deposits	—	$102,000,000	—	—	102,000,000
Money Market Funds	181,838,361	—	—	—	181,838,361
Total Short-Term Investments	181,838,361	102,000,000	—	—	283,838,361
Total Investments	$356,821,689	$102,000,000	$74,936,432	$1,237,853,877	$1,771,611,998
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Other Financial Instruments:
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Notes to consolidated financial statements (unaudited) (cont’d)
LIABILITIES (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Forward Foreign Currency Contracts††	—	$1,105,134	—	—	$1,105,134

†	See Consolidated Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
Certain investments in Secondary Investments and Co-Investments are recorded at fair value, using NAV as a practical expedient. Secondary Investments and Co-Investments with a fair value of $1,237,853,876 are excluded from the fair value hierarchy as of September 30, 2025. Additionally, Secondary Investments and Co-Investments with a fair value of $59,709,074 are valued at cost as of September 30, 2025.
A listing of Private Asset types held by the Fund and related attributes, as of September 30, 2025, are shown in the below table:

Investment Category	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency*	Notice Period (In Days)	Redemption Restriction Terms**
Co-Investments	$126,316,397	$ 44,709,127	7-12 years	None	N/A	Liquidity in the form of distributions from Private Asset investments
Secondary Investments	1,186,293,702	499,811,484	1-12 years	None	N/A	Liquidity in the form of distributions from Private Asset investments

*
The information summarized in the table above represents the general terms for the specified investment type.
Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated
for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**
Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of Private Asset investments.

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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of March 31, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation) [1]	Purchases
Secondary Investments	$3,705,579	—	—	$4,407,177	$45,997,894
Co-Investments	—	—	—	783,257	23,425,183
Convertible Bonds & Notes	—	—	—	6,125	174,085
Total	$3,705,579	—	—	$5,196,559	$69,597,162

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2025	Net change in unrealized appreciation (depreciation) for investments still held at September 30, 2025 [1]
Secondary Investments	—	—	$(6,517,414)	$47,593,236	$4,407,177
Co-Investments	—	2,954,546	—	27,162,986	783,257
Convertible Bonds & Notes	—	—	—	180,210	6,125
Total	—	$2,954,546	$(6,517,414)	$74,936,432	$5,196,559

[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying
Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Secondary Investments and Co-Investments reported by their investment managers, may result in transfers in or out of levels within the fair value hierarchy.
(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of non-USD positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or
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Notes to consolidated financial statements (unaudited) (cont’d)
offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Other risks. The Fund’s investments in Portfolio Funds and Co-Investments are subject to a number of risks. These interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Fund will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Fund will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.
(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related
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Notes to consolidated financial statements (unaudited) (cont’d)
contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of September 30, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,105,134. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(h) Investment transactions and investment income. Investment transactions are accounted for on a trade date basis. Distributions received from Portfolio Funds and Co-Investments occur at irregular intervals and the exact timing of the distribution cannot be determined. The classification of distributions is based on the information received from the investment manager or administrator of the Portfolio Funds and Co-Investments and it can be in cash or in-kind, including interest income and dividend income, realized gains and return of capital. Return of capital or security distributions received from Portfolio Funds and Co-Investments are accounted for as a reduction to cost.
Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.
(k) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective January 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Consolidated Statement of Operations.
(l) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.
(m) Offering costs. Costs incurred by the Fund in connection with offering of the Fund’s shares at the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.
(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
The Fund has adopted September 30 as its tax year end.
The Portfolio Funds in which the Fund invests are generally treated as partnerships for federal income tax purposes. As a partner in the Portfolio Fund, the Fund reports its allocable share of the Portfolio Fund’s taxable income in computing its own taxable income. The distributions paid by the Portfolio Funds generally do not constitute income for tax purposes. This may result in the Fund’s taxable income being substantially different than its book income in any given year.
The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level
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Notes to consolidated financial statements (unaudited) (cont’d)
tax associated with the adjustment. The Fund could also be required to pay interest in connection with such an adjustment.
Onshore Sub and Offshore Sub have elected to be treated as C-corporations for tax purposes and therefore are required to recognize an estimate of current and deferred income taxes in the Consolidated Financial Statements. Onshore Sub is subject to U.S. federal and state income tax while Offshore Sub is subject to U.S. federal withholding tax, state tax, and income and branch profits tax on effectively connected income (“ECI”) with the conduct of a U.S. trade or business.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If Onshore Sub or Offshore Sub have a deferred tax asset, consideration is given to whether a valuation allowance is required.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Lexington serves as a sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Private Assets.
Franklin Advisers, Inc. (“FAV”) also serves as a sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Liquid Assets and Private Assets and allocating assets between the Private Asset portion of the portfolio and the Liquid Asset portion of the portfolio.
FTFA and Lexington are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. FAV is a direct, wholly-owned subsidiary of Franklin Resources, Inc.
Management Fee
In consideration of the management services provided by FTFA, the Fund pays FTFA a quarterly management fee at an annual rate of 1.25% based on the value of the Fund’s net
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to FTFA, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee (as defined below), if any, payable to FTFA or to any purchases or repurchases of shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Management Fee is paid to FTFA out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. Effective December 20, 2024, FTFA has agreed to voluntarily waive its Management Fee through October 1, 2025.
Purchased shares are incorporated into the beginning of month net asset value and included in the computation of the Management Fee payable.
Incentive Fee
At the end of each calendar quarter, FTFA will be entitled to receive an incentive fee equal to 12.50% of the excess, if any, of (i) the Net Profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the sum of the Hurdle Amount (as defined below) and the Loss Recovery Account (as defined below) (the “Incentive Fee”).
FTFA will be entitled to receive an Incentive Fee in an amount equal to:
•  First, if the Net Profits for the applicable period exceeds the sum of the Hurdle Amount for that period and the Loss Recovery Account (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to FTFA equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to FTFA pursuant to this clause (any such amount, the “Catch-Up”); and
•  Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.
“Net Profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and(C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the dividend reinvestment plan (“DRIP”) exceeds (ii) the sum of (X) the net asset value of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). FTFA will pay a portion of the Incentive Fee to Lexington.
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Notes to consolidated financial statements (unaudited) (cont’d)
“Hurdle Amount” means, for any quarter, that amount that results in a 5% annualized internal rate of return on the net asset value of the Fund as of the beginning of the quarter and the aggregate issue price of shares of the Fund issued during such quarter, taking into account:
(i) the timing and amount of all distributions accrued or paid (without duplication) on all shares of the Fund minus Fund expenses (excluding distribution and servicing fees); and
(ii) all issuances of shares of the Fund over the period.
The ending net asset value of shares of the Fund used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any shares of the Fund repurchased during such period.
Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Recovery Account” means a memorandum account maintained by the Fund, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly. For purposes of calculating Incentive Fees, such accruals are not deducted from net asset value.
FTFA does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.
Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and FTFA is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.
No Incentive Fee will be paid by the Fund directly to Lexington, unless Lexington elects to receive all or a portion of its Incentive Fee receivable from FTFA under its Sub-Advisory Agreement in shares, in which case the Fund could issue such shares directly to Lexington. For the quarter ended December 31, 2024, FTFA agreed to waive half of the Incentive Fee charged for the period then ended.
Sub-Advisory Fee
Lexington and FAV receive an annual Sub-Advisory Fee (the “Sub-Advisory Fee”), payable quarterly, from FTFA. No Sub-Advisory Fees will be paid by the Fund directly to Lexington or FAV, unless Lexington or FAV elects to receive all or a portion of its Sub-Advisory Fee receivable from FTFA under their sub-advisory agreement in shares, in which case the Fund could issue such shares directly to Lexington or FAV, as applicable.
Payment of Management Fee, Sub-Advisory Fee or Incentive Fee in Shares
The Fund has received an exemptive order from the SEC that permits the Fund to pay FTFA, Lexington and/or FAV all or a portion of its Management Fee, Sub-Advisory Fee and/or Incentive Fee, as applicable, in shares in lieu of paying FTFA an equivalent amount of such fees in cash. As a condition of this exemptive relief, FTFA, Lexington and FAV commit not to sell any such shares received in lieu of a cash payment of its Management Fee, Sub-Advisory Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances.
Expense Limitation
Pursuant to the Expense Limitation Agreement with the Fund, FTFA has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of shares. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.
With respect to each class of shares, the Fund agrees to repay FTFA any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays FTFA, whichever is lower. FTFA is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month in which FTFA earned the fee or incurred the expense. These arrangements cannot be terminated prior to December 31, 2027 without the consent of the Board.
During the six months ended September 30, 2025, fees waived and/or expenses reimbursed amounted to $9,766,784, which included an affiliated fund waiver of $394,633.
Pursuant to these arrangements, at September 30, 2025, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA, summarized by fiscal year end of expiration, as follows:

	Class I	Class D	Class S	Class M
	—	—	—	—
March 31, 2026	—	—	—	—
March 31, 2027	—	—	—	—
March 31, 2028	$182,670	$31,416	$230,075	$214,586
Total fee waivers/expense reimbursements subject to recapture	$182,670	$31,416	$230,075	$214,586
For the six months ended September 30, 2025, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

	Class I	Class D	Class S	Class M
FTFA recaptured	$251,251	$19,341	$285,183	$192,925
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

3. Investments
During the six months ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$418,769,504
Sales	—
At September 30, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,500,707,687	$281,454,936	$(10,550,625)	$270,904,311
Forward foreign currency contracts	—	—	(1,105,134)	(1,105,134)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2025.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,105,134

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended September 30, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(7,894,910)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(1,272,233)
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
During the six months ended September 30, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Forward foreign currency contracts (to sell)	$228,355,986

*	Based on the average of the market values at each month-end during the period.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2025.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
HSBC Securities Inc.	—	$(1,105,134)	$(1,105,134)	—	$(1,105,134)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
Effective March 31, 2025, the Fund, through its wholly-owned subsidiary, FLEX Subsidiary LLC, entered into a revolving credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (the “Lender”) which allows for borrowings on a committed basis in an aggregate principal amount up to $125,000,000, with increases in commitments up to $175,000,000, subject to approval by the Lender and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is March 31, 2028. Subject to certain conditions, the maturity date may be extended for one or more additional periods of up to one year each. Financing costs incurred in connection with the Credit Agreement were $1,735,591. These financing costs are recorded as a deferred charge and amortized through the initial maturity date of the Credit Agreement. The Fund pays an ongoing commitment fee on the unused portion of the loan commitment. Interest on the Credit Agreement is calculated at a variable rate based on Term SOFR plus any applicable margin. The Credit Agreement contains customary covenants that, among other things, may limit the ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the ability to utilize borrowing under the agreement. For the period ended September 30, 2025, the Fund incurred commitment fees of $505,556. At September 30, 2025, the Fund had no borrowings outstanding under the Credit Agreement.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

6. Class specific expenses, waivers and/or expense reimbursements
The Fund’s Board has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees for Class S, Class D and Class M shares calculated at an annual rate of up to 0.85%, 0.25% and 0.50%, respectively, of its based on the aggregate net assets of the Fund attributable to such class. Class I shares are not subject to any distribution and servicing fee and do not bear any expenses associated therewith.
For the six months ended September 30, 2025, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$105,311
Class D	$70,470	11,576
Class S	2,060,369	166,261
Class M	1,327,481	100,610
Total	$3,458,320	$383,758
For the six months ended September 30, 2025, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$2,787,455
Class D	367,429
Class S	3,155,203
Class M	3,456,697
Total	$9,766,784
7. Capital shares
The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class D Shares, Class S Shares and Class M Shares. The Shares will generally be offered on the first business day of each month at the NAV per Share on that day. The minimum initial investment in Class S Shares, Class D Shares and Class M Shares is $25,000. The minimum initial investment in Class I Shares is $1,000,000. Investors purchasing Class D Shares, Class S Shares, or Class M Shares through certain financial intermediaries may be subject to transaction or other fees, including upfront placement fees or brokerage commissions. These fees are capped at 3.0% of the NAV for Class S Shares, Class D Shares, and Class M Shares. No upfront sales load will be paid with respect to Class I Shares, Class D Shares, Class S Shares, or Class M Shares. At September 30,
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
2025, the Trust had an unlimited number of Shares of capital stock authorized with no par value per share. Transactions in Shares of each class were as follows:

	Six Months Ended September 30, 2025		Period Ended March 31, 2025[1]
	Shares	Amount	Shares	Amount
Class I
Shares issued	3,329,594	$92,254,775	12,499,509	$316,753,129
Shares repurchased	—	—	—	—
Net increase	3,329,594	$92,254,775	12,499,509	$316,753,129
Class D
Shares issued	—	—	1,973,552	$50,000,000
Shares repurchased	—	—	—	—
Net increase	—	—	1,973,552	$50,000,000
Class S
Shares issued	3,719,889	$103,175,168	14,508,453	$365,980,084
Shares repurchased	—	—	—	—
Net increase	3,719,889	$103,175,168	14,508,453	$365,980,084
Class M
Shares issued	4,137,944	$114,244,237	15,528,725	$394,675,000
Shares repurchased	—	—	—	—
Net increase	4,137,944	$114,244,237	15,528,725	$394,675,000

[1]	For the period December 20, 2024 (inception date) to March 31, 2025.
8. Tender offers
To provide a limited degree of liquidity to shareholders, at the sole discretion of the Manager and subject to the Board’s approval, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Manager anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. The Manager currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine).
On the announcement dates below, including those subsequent to the end of the reporting period, the Fund’s Board approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. Shares that were tendered but not accepted for payment, if applicable, and shares that were not tendered, remained outstanding.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

Commencement Date	Expiration Date	Payment Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
11/14/2025	11/15/2025*	TBD	N/A	N/A	N/A	N/A
8/15/2025	9/15/2025	11/14/2025	Class I	7,339	7,339	$29.54
			Class S	60,000	60,000	$29.34
*Date shown represents expected expiration date. Shares tendered, if any, will be determined upon expiration.
9. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following investments were considered affiliated companies for all or some portion of the six months ended September 30, 2025. The following transactions were effected in such affiliated companies for the six months ended September 30, 2025.

	Affiliate Value at March 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Franklin Senior Loan ETF	$175,284,215	—	—	—	—

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2025
Franklin Senior Loan ETF	—	$5,996,912	$(364,114)	$174,920,101
10. Income tax information and distributions to shareholders
Onshore Sub’s income taxes have been computed by applying the U.S. federal statutory income tax rate of 21%. This rate was applied to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).
Onshore Sub’s provision for income taxes for the period ended September 30, 2025 of $516,337 equaled the amount derived from applying the statutory income tax rate. There were no reconciling items.
As of September 30, 2025, Onshore Sub had a deferred tax liability of $516,337 related to unrealized gains on its investment in private assets.
As of September 30, 2025, no provision for income taxes was required for Offshore Sub.
Franklin Lexington Private Markets Fund 2025 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
11. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
12. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
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Franklin Lexington Private Markets Fund 2025 Semi-Annual Report

Dividend reinvestment plan (unaudited)
The Fund will operate under a DRIP administered by SS&C. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, SS&C, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.
SS&C will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, SS&C will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act,
Franklin Lexington Private Markets Fund
|41

Dividend reinvestment plan (unaudited) (cont’d)
including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Franklin Lexington Private Markets Fund c/o SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) at Franklin Templeton, 430 W 7th Street, Suite 219520, Kansas City, Missouri 64105-1407 (direct overnight mail) or c/o SS&C GIDS at Franklin Templeton, PO Box 219520, Kansas City, Missouri 64121-9520. Certain transactions can be performed by calling the toll free number (844) 534-4627.
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Franklin Lexington Private Markets Fund

Franklin Lexington Private Markets Fund
Trustees
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Franklin Lexington Private Markets Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Franklin Advisers, Inc.
Lexington Advisors LLC
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•  Personal information included on applications or other forms;
•  Account balances, transactions, and mutual fund holdings and positions;
•  Bank account information, legal documents, and identity verification documentation; and
•  Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•  Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic
NOT PART OF THE SEMI-ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE SEMI-ANNUAL REPORT

Franklin Lexington Private Markets Fund
Franklin Lexington Private Markets Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin Lexington Private Markets Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307
41056-S 11/25

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Franklin Lexington Private Markets Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 28, 2025